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                                                                    Exhibit 23.2

                              CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 333-____) of Eclipsys Corporation of our report dated February 19, 1999 appearing on page 32 of the Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
April 29, 1999